Exhibit 99.1

Protolabs Reports Financial Results for the Third Quarter of 2022

Revenue of $121.7 million in the Third Quarter of 2022;

GAAP Earnings Per Share of $0.14, Non-GAAP Earnings Per Share of $0.40

MAPLE PLAIN, Minn. – November 4, 2022 – Proto Labs, Inc. (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the third quarter ended September 30, 2022.

Third Quarter 2022 Highlights include:

●	Revenue for the third quarter of 2022 was $121.7 million, representing a 2.9 percent decrease compared to revenue of $125.3 million in the third quarter of 2021.
●	Hubs generated $12.1 million of revenue in the third quarter, representing year-over-year growth of 38.5 percent.
●

On a GAAP basis, costs related to the closure of Japan operations were $1.2 million in the quarter. Total costs year to date are $6.4 million. These costs have been excluded from our Non-GAAP results. See “Non-GAAP Financial Measures” below.

●	Net income was $4.0 million, or $0.14 per diluted share.
●	Non-GAAP net income was $10.9 million, or $0.40 per diluted share.

“We experienced continued softening of our Injection Molding business, however, we are pleased with the continued growth of our other digital manufacturing services and Hubs business,” said Rob Bodor, President and Chief Executive Officer. “As we face an uncertain economic environment ahead, I am confident in our strategy and the value we bring to market, and the ability of our team to deliver long term revenue growth and profitability.”

Additional Third Quarter 2022 Highlights include:

●	Protolabs served 23,816 unique product developers during the third quarter of 2022.
●	Gross margin was 44.1 percent of revenue, compared to 45.2 percent of revenue in the second quarter of 2022.
●	Non-GAAP gross margin was 44.8 percent of revenue, compared to 45.9 percent of revenue in the second quarter of 2022.
●	EBITDA was $15.5 million, or 12.7 percent of revenue.
●	Adjusted EBITDA was $22.0 million, or 18.0 percent of revenue.
●	Cash and investments balance was $113.9 million as of September 30, 2022.

“Our financial position remains strong as we produced $20.5 million in cash from operations in the quarter,” said Dan Schumacher, Chief Financial Officer. “As we monitor the economy, we are tightening our cost controls and will continue to focus investments to fuel the execution of our strategy.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates and revenue earned from our acquisition of Hubs (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, costs related to the Japan closure activities and transaction costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results. The company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, costs related to the Japan closure activities and transaction costs (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, costs related to the Japan closure activities and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP gross margin excluding Japan, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the company’s financial results. The company has included non-GAAP operating margin excluding Japan, adjusted for stock-based compensation expense, amortization expense, costs related to the Japan closure activities and transaction costs (collectively, “non-GAAP operating margin excluding Japan”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, costs related to Japan closure activities and transaction costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP gross margin excluding Japan, non-GAAP operating margin, non-GAAP operating margin excluding Japan, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its third quarter 2022 financial results and fourth quarter 2022 outlook today, November 4, 2022 at 8:30 a.m. EST. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EST start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/gfmzxbyg. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world’s leading provider of digital manufacturing services. The e-commerce-based company offers injection molding, CNC machining, 3D printing, and sheet metal fabrication to product developers, engineers, and supply chain teams across the globe. Protolabs serves customers using in-house production capabilities that bring unprecedented speed in tandem with Hubs, a Protolabs Company, which serves customers through its network of premium manufacturing partners. Together, they help companies bring new ideas to market with the fastest and most comprehensive digital manufacturing service in the world. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Ryan Johnsrud, 612-225-4873

Manager – Investor Relations and FP&A

ryan.johnsrud@protolabs.com

Media Contact

Protolabs

Brent Renneke, 763-479-7704

PR & Media Strategist

brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	December 31,
	2022	2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$59,361	$65,929
Short-term marketable securities	25,253	11,580
Accounts receivable, net	80,611	80,051
Inventory	14,617	13,161
Income taxes receivable	763	1,321
Prepaid expenses and other current assets	11,752	11,450
Total current assets	192,357	183,492

Property and equipment, net	259,856	280,346
Goodwill	383,558	400,610
Other intangible assets, net	31,907	37,998
Long-term marketable securities	29,257	14,340
Operating lease assets	4,293	5,578
Finance lease assets	1,524	1,898
Other long-term assets	4,186	4,320
Total assets	$906,938	$928,582

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$16,893	$25,364
Accrued compensation	15,087	13,704
Accrued liabilities and other	25,478	11,980
Current operating lease liabilities	1,773	3,298
Current finance lease liabilities	1,484	550
Income taxes payable	5	-
Total current liabilities	60,720	54,896

Long-term operating lease liabilities	2,477	2,245
Long-term finance lease liabilities	-	1,351
Long-term deferred tax liabilities	26,864	35,892
Other long-term liabilities	6,031	5,705

Shareholders' equity	810,846	828,493
Total liabilities and shareholders' equity	$906,938	$928,582

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenue
Injection Molding	$48,940	$57,685	$155,693	$172,212
CNC Machining	47,489	43,658	141,809	121,953
3D Printing	19,823	18,589	59,458	53,994
Sheet Metal	5,219	4,854	15,066	14,790
Other	250	556	765	1,567
Total revenue	121,721	125,342	372,791	364,516

Cost of revenue	68,089	70,018	205,933	197,237
Gross profit	53,632	55,324	166,858	167,279

Operating expenses
Marketing and sales	20,594	21,422	62,235	61,946
Research and development	9,309	10,614	29,316	33,855
General and administrative	16,477	16,361	49,770	44,186
Closure of Japan business	1,194	-	6,388	-
Total operating expenses	47,574	48,397	147,709	139,987
Income from operations	6,058	6,927	19,149	27,292
Other income (loss), net	(24)	136	(323)	(40)
Income before income taxes	6,034	7,063	18,826	27,252
Provision for income taxes	2,083	2,228	7,223	5,790
Net income	$3,951	$4,835	$11,603	$21,462

Net income per share:
Basic	$0.14	$0.17	$0.42	$0.78
Diluted	$0.14	$0.17	$0.42	$0.77

Shares used to compute net income per share:
Basic	27,505,097	27,713,229	27,512,057	27,638,611
Diluted	27,508,217	27,730,105	27,522,734	27,707,784

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30,
	2022	2021
Operating activities
Net income	$11,603	$21,462
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,981	30,231
Stock-based compensation expense	13,335	15,539
Deferred taxes	(8,920)	(139)
Changes in fair value of contingent consideration	-	(8,513)
Impairments related to closure of Japan business	2,842	-
Gain on disposal of property and equipment	(1,174)	-
Other	11	442
Changes in operating assets and liabilities	3,886	(26,797)
Net cash provided by operating activities	51,564	32,225

Investing activities
Purchases of property, equipment and other capital assets	(16,414)	(27,956)
Proceeds from sales of property, equipment and other capital assets	3,227	-
Cash used for acquisitions, net of cash acquired	-	(127,413)
Purchases of marketable securities	(45,872)	(15,159)
Proceeds from sales of marketable securities	1,998	57,089
Proceeds from call redemptions and maturities of marketable securities	13,696	15,114
Net cash used in investing activities	(43,365)	(98,325)

Financing activities
Proceeds from exercises of stock options and other	2,311	3,838
Purchases of shares withheld for tax obligations	(1,615)	(4,209)
Repurchases of common stock	(13,074)	(13,036)
Principal repayments of finance lease obligations	(417)	(413)
Net cash used in financing activities	(12,795)	(13,820)
Effect of exchange rate changes on cash and cash equivalents	(1,972)	119
Net decrease in cash and cash equivalents	(6,568)	(79,801)
Cash and cash equivalents, beginning of period	65,929	127,603
Cash and cash equivalents, end of period	$59,361	$47,802

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, costs related to Japan closure activities and transaction costs
GAAP net income	$3,951	$4,835	$11,603	$21,462
Add back:
Stock-based compensation expense	4,907	4,978	13,335	15,539
Amortization expense	1,510	1,568	4,582	4,601
Unrealized (gain) loss on foreign currency	382	121	742	341
Costs related to Japan closure activities	1,194	-	6,388	-
Transaction costs [1]	-	(730)	-	(5,870)
Total adjustments [2]	7,993	5,937	25,047	14,611
Income tax benefits on adjustments [3]	(1,060)	(1,063)	(2,518)	(4,639)
Non-GAAP net income	$10,884	$9,709	$34,132	$31,434

Non-GAAP net income per share:
Basic	$0.40	$0.35	$1.24	$1.14
Diluted	$0.40	$0.35	$1.24	$1.13

Shares used to compute non-GAAP net income per share:
Basic	27,505,097	27,713,229	27,512,057	27,638,611
Diluted	27,508,217	27,730,105	27,522,734	27,707,784

[1] Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

[2] Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, costs related to Japan closure activities and transaction costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021

Cost of revenue	$902	$986	$2,701	$2,974

Marketing and sales	929	1,059	2,479	2,841
Research and development	602	776	1,702	2,144
General and administrative	3,984	2,995	11,035	6,311
Closure of Japan business	1,194	-	6,388	-
Total operating expenses	6,709	4,830	21,604	11,296

Other (income) expense, net	382	121	742	341
Total adjustments	$7,993	$5,937	$25,047	$14,611

[3] For the three- and nine-month periods ended September 30, 2022 and 2021, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended		Three Months Ended
	September 30,		September 30,		June 30,
	2022	2021	2022	2021	2022	2021
Revenue	$121,721	$125,342	$372,791	$364,516	$126,902	$123,048
Gross Profit	53,632	55,324	166,858	167,279	57,422	56,625
GAAP gross margin	44.1%	44.1%	44.8%	45.9%	45.2%	46.0%
Add back:
Stock-based compensation expense	560	644	1,674	1,947	528	668
Amortization expense	342	342	1,027	1,027	342	343
Total adjustments	902	986	2,701	2,974	870	1,011
Non-GAAP gross profit	$54,534	$56,310	$169,559	$170,253	$58,292	$57,636
Non-GAAP gross margin	44.8%	44.9%	45.5%	46.7%	45.9%	46.8%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenue	$121,721	$125,342	$372,791	$364,516
Revenue excluding Japan	$120,434	$122,282	$364,562	$354,783
Gross Profit	53,632	55,324	166,858	167,279
GAAP gross margin	44.1%	44.1%	44.8%	45.9%
Less: Japan gross profit	47	1,151	3,150	3,845
Gross Profit excluding Japan	53,585	54,173	163,708	163,434
GAAP gross margin excluding Japan	44.5%	44.3%	44.9%	46.1%
Add back:
Stock-based compensation expense	560	644	1,674	1,947
Amortization expense	342	342	1,027	1,027
Less:
Japan stock-based compensation expense	13	26	61	70
Japan amortization expense	-	-	-	-
Total adjustments	889	960	2,640	2,904
Non-GAAP gross profit excluding Japan	$54,474	$55,133	$166,348	$166,338
Non-GAAP gross margin excluding Japan	45.2%	45.1%	45.6%	46.9%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenue	$121,721	$125,342	$372,791	$364,516
Income from operations	6,058	6,927	19,149	27,292
GAAP operating margin	5.0%	5.5%	5.1%	7.5%
Add back:
Stock-based compensation expense	4,907	4,978	13,335	15,539
Amortization expense	1,510	1,568	4,582	4,601
Transaction costs [1]	-	(730)	-	(5,870)
Costs related to Japan closure activities	1,194	-	6,388	-
Total adjustments	7,611	5,816	24,305	14,270
Non-GAAP income from operations	$13,669	$12,743	$43,454	$41,562
Non-GAAP operating margin	11.2%	10.2%	11.7%	11.4%

[1] Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenue	$121,721	$125,342	$372,791	$364,516
Revenue excluding Japan	$120,434	$122,282	$364,562	$354,783
Income from operations	6,058	6,927	19,149	27,292
GAAP operating margin	5.0%	5.5%	5.1%	7.5%
Less: Japan income from operations	(724)	(521)	(720)	(1,174)
Income from operations excluding Japan	6,782	7,448	19,869	28,466
GAAP operating margin excluding Japan	5.6%	6.1%	5.5%	8.0%
Add back:
Stock-based compensation expense	4,907	4,978	13,335	15,539
Amortization expense	1,510	1,568	4,582	4,601
Transaction costs [1]	-	(730)	-	(5,870)
Costs related to Japan closure activities	1,194	-	6,388	-
Less:
Japan stock-based compensation expense	89	160	386	464
Japan amortization expense	-	-	-	-
Total adjustments	7,522	5,656	23,919	13,806
Non-GAAP income from operations excluding Japan	$14,304	$13,104	$43,788	$42,272
Non-GAAP operating margin excluding Japan	11.9%	10.7%	12.0%	11.9%

[1] Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenue	$121,721	$125,342	$372,791	$364,516
GAAP net income	3,951	4,835	11,603	21,462
GAAP net income margin	3.2%	3.9%	3.1%	5.9%
Add back:
Amortization expense	$1,510	$1,568	$4,582	$4,601
Depreciation expense	8,197	8,536	25,399	25,630
Interest income, net	(265)	(55)	(459)	(207)
Tax expense	2,083	2,228	7,223	5,790
EBITDA	15,476	17,112	48,348	57,276
EBITDA Margin	12.7%	13.7%	13.0%	15.7%
Add back:
Stock-based compensation expense	4,907	4,978	13,335	15,539
Unrealized (gain) loss on foreign currency	382	121	742	341
Costs related to Japan closure activities	1,194	-	6,388	-
Transaction costs [1]	-	(730)	-	(5,870)
Total adjustments	6,483	4,369	20,465	10,010
Adjusted EBITDA	$21,959	$21,481	$68,813	$67,286
Adjusted EBITDA Margin	18.0%	17.1%	18.5%	18.5%

[1] Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2022				Three Months Ended September 30, 2021%		%
	GAAP	Foreign Currency[1]	Hubs Acquisition	Non-GAAP	GAAP	Change[3]	Change Organic[4]
Revenues
United States	$98,970	$-	$-	$98,970	$100,127	(1.2)%	(1.2)%
Europe	21,464	3,789	-	25,253	22,155	(3.1)	14.0
Japan	1,287	310	-	1,597	3,060	(57.9)	(47.8)
Total Revenue	$121,721	$4,099	$-	$125,820	$125,342	(2.9)%	0.4%

	Nine Months Ended September 30, 2022				Nine Months Ended September 30, 2021%		%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	Change Organic[4]
Revenues
United States	$295,121	$-	$(1,049)	$294,072	$286,524	3.0%	2.6%
Europe	69,441	7,165	(1,279)	75,327	68,259	1.7	10.4
Japan	8,229	1,226	-	9,455	9,733	(15.5)	(2.9)
Total Revenue	$372,791	$8,391	$(2,328)	$378,854	$364,516	2.3%	3.9%

[1] Revenue for the three- and nine-month periods ended September 30, 2022 has been recalculated using 2021 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the nine-month period ended September 30, 2022 has been recalculated to exclude revenue earned from the Company's acquisition of Hubs, Inc. for the period from January 1, 2022 to January 21, 2022 to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions. The Hubs, Inc. acquisition occurred on January 22, 2021 and was included in 2021 revenue after that date.

[3] This column presents the percentage change from GAAP revenue for the three- and nine-month periods ended September 30, 2021 to GAAP revenue for the three- and nine-month periods ended September 30, 2022.

[4] This column presents the percentage change from GAAP revenue for the three- and nine-month periods ended September 30, 2021 to non-GAAP revenue for the three- and nine-month periods ended September 30, 2022 (as recalculated using the foreign currency exchange rates in effect during the three- and nine-month periods ended September 30, 2021, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2022				Three Months Ended September 30, 2021%		%
	GAAP	Foreign Currency[1]	Hubs Acquisition	Non-GAAP	GAAP	Change[3]	Change Organic[4]
Revenues
Injection Molding	$48,940	$1,677	$-	$50,617	$57,685	(15.2)%	(12.3)%
CNC Machining	47,489	1,580	-	49,069	43,658	8.8	12.4
3D Printing	19,823	803	-	20,626	18,589	6.6	11.0
Sheet Metal	5,219	39	-	5,258	4,854	7.5	8.3
Other	250	-	-	250	556	(55.0)	(55.0)
Total Revenue	$121,721	$4,099	$-	$125,820	$125,342	(2.9)%	0.4%

	Nine Months Ended September 30, 2022				Nine Months Ended September 30, 2021%		%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	Change Organic[4]
Revenues
Injection Molding	$155,693	$4,102	$(189)	$159,606	$172,212	(9.6)%	(7.3)%
CNC Machining	141,809	2,693	(1,637)	142,865	121,953	16.3	17.1
3D Printing	59,458	1,553	(408)	60,603	53,994	10.1	12.2
Sheet Metal	15,066	39	(84)	15,021	14,790	1.9	1.6
Other	765	4	(10)	759	1,567	(51.2)	(51.6)
Total Revenue	$372,791	$8,391	$(2,328)	$378,854	$364,516	2.3%	3.9%

[1] Revenue for the three- and nine-month periods ended September 30, 2022 has been recalculated using 2021 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the nine-month period ended September 30, 2022 has been recalculated to exclude revenue earned from the Company's acquisition of Hubs, Inc. for the period from January 1, 2022 to January 21, 2022 to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions. The Hubs, Inc. acquisition occurred on January 22, 2021 and was included in 2021 revenue after that date.

[3] This column presents the percentage change from GAAP revenue for the three- and nine-month periods ended September 30, 2021 to GAAP revenue for the three- and nine-month periods ended September 30, 2022.

[4] This column presents the percentage change from GAAP revenue for the three- and nine-month periods ended September 30, 2021 to non-GAAP revenue for the three- and nine-month periods ended September 30, 2022 (as recalculated using the foreign currency exchange rates in effect during the three- and nine-month periods ended September 30, 2021, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Unique product developers and engineers served	23,816	23,457	47,793	46,687